SCHEDULE 14C
(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
and Exchange Act of 1934

Check the appropriate box:

[   ] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ x ] Definitive Information Statement

Gulfport Energy Corporation

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check Appropriate Box):

[ x ] No fee required

[   ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transactions applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[   ] Fee paid previously with preliminary materials

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

GULFPORT ENERGY CORPORATION
14313 N. MAY AVENUE, SUITE 100
OKLAHOMA CITY, OKLAHOMA 73134

NOTICE OF ACTION WITHOUT A MEETING

To the Stockholders of Gulfport Energy Corporation:

This Information Statement is being furnished on or about April 28, 2005 by Gulfport Energy Corporation, a Delaware corporation (the “Company”), to holders of the Company’s outstanding common stock, par value $0.01 per share (“Common Stock”), as of close of business on the record date, January 24, 2005 (the “Record Date”), pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is:

(1)
to inform holders of Common Stock that the Company has obtained the written consent of the requisite holders of Common Stock as of close of business on the Record Date approving the Company’s 2005 Stock Incentive Plan (the “Plan”); and

(2)	to serve as notice of the foregoing action in accordance with Section 228(e) of the Delaware General Corporation Law.

The close of business on January 24, 2005 is the Record Date for the determination of the holders of Common Stock entitled to receive this Information Statement. The Company had 20,146,566 shares of Common Stock issued and outstanding and 14,131 shares of Series A Preferred Stock issued and outstanding or issuable pursuant to the terms of the Series A Preferred Stock as of close of business on the Record Date. Each share of Common Stock entitles the holder thereof to one vote on the matter submitted to the common stockholders. The holders of Series A Preferred Stock do not have any voting rights with respect to the Plan.

Under Delaware law, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock as of close of business on the Record Date is required to approve the Plan. On January 24, 2005, in accordance with Delaware law, the holders of a majority of the outstanding shares of Common Stock executed a written consent approving the Plan. ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The approximate date on which this Information Statement is being sent by the Company to the holders of Common Stock as of close of business on the Record Date is April 28, 2005.

Sincerely,
/s/Mike Liddell
Mike Liddell
April 28, 2005	Chief Executive Officer

GULFPORT ENERGY CORPORATION, INC.
14313 N. MAY AVENUE, SUITE 100
OKLAHOMA CITY, OKLAHOMA 73134

INFORMATION STATEMENT

Background

This Information Statement is being furnished on or about April 28, 2005 by the Company to holders of Common Stock as of close of business on the Record Date pursuant to Rule 14c-2 under the Securities Exchange Act. The purpose of this Information Statement is:

(1)	to inform holders of Common Stock that the Company has obtained the written consent of the requisite holders of Common Stock as of close of business on the Record Date approving the Plan; and

(2)	to serve as notice of the foregoing action in accordance with Section 228(e) of the Delaware General Corporation Law.

Section 228(a) of the General Corporation Law of the State of Delaware states that, unless otherwise provided in the certificate of incorporation, any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. The Company’s Restated Certificate of Incorporation contains no provision or language in any way limiting the right of the stockholders to take action by written consent.

On January 24, 2005, holders of more than a majority of the outstanding shares of Common Stock executed a written consent approving the Plan. This consent was executed following approval of the actions by the Company’s board of directors on January 24, 2005. Because the actions have been approved by the holders of the requisite number of outstanding shares of Common Stock that are entitled to cast votes, no other stockholder approval of these actions is necessary. This Information Statement will also serve as notice of actions taken without a meeting as required by Section 228(e) of the Delaware General Corporation Law. No further notice of the actions described herein will be given to you.

This Information Statement is provided to the Company’s stockholders for informational purposes only, and you need not take any further action in connection with this Information Statement. The Company will bear all costs of preparing and delivering this Information Statement.

Outstanding Shares and Voting Rights

Pursuant to the Company’s Restated Certificate of Incorporation, the Company currently has authorized the issuance of 35,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share, of which the Company has designated 30,000 shares as Series A Preferred Stock. As of close of business on the Record Date, the Company had 20,146,566 shares of Common Stock issued and outstanding and 14,131 shares of Series A Preferred Stock issued and outstanding or issuable pursuant to the terms of the Series A Preferred Stock. Each share of Common Stock outstanding as of close of business on the Record Date is entitled to one vote on the matter submitted to a vote of the common stockholders. The holders of Series A Preferred Stock do not have any voting rights with respect to the Plan.

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This Information Statement is being mailed on or about April 28, 2005 to the holders of record of Common Stock as of close of business on the Record Date which is January 24, 2005. Section 213(b) of the Delaware General Corporation Law sets forth the rules for ascertaining the record date to determine which stockholders of a corporation are eligible to consent to action by written consent pursuant to Section 228 of the Delaware General Corporation Law. Pursuant to Section 213(b), the Company’s board of directors approved the matters set forth in this Information Statement on the Record Date and, therefore, holders of record of the Common Stock as of close of business on the Record Date were entitled to consent to the actions described in this Information Statement.

The January 24, 2005 written consent of common stockholders referenced above and described in this Information Statement was executed by stockholders holding over 61.2% of the shares of Common Stock eligible to vote on those matters on that date. ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Plan participants may not exercise any options issued under the Plan until at least 20 days after the mailing of this Information Statement, or on or about May 12, 2005.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the Record Date by (1) each director, (2) each named executive officer, (3) each person known or believed by the Company to own beneficially five percent or more of the Common Stock and (4) all directors and executive officers as a group.
	Beneficial Ownership (2)
Name and Address of Beneficial Owner (1)	Shares	Percentage

Charles E. Davidson (3) 411 West Putnam Avenue Greenwich, CT 06830	19,576,603	71.5%

Mike Liddell (4)	2,494,350	12.1%

Robert Brooks (5)	20,000	*

David Houston (6)	20,000	*

Mickey Liddell (7)	20,000	*

Dan Noles (8)	20,000	*

Michael G. Moore (9)	10,000	*

Joel McNatt	--	*

All directors and executive officers as a group (7 individuals)	2,584,350	12.5%
_________________________
* Less than one percent

(1) Unless otherwise indicated, each person or group has sole voting and sole dispositive power with respect to all listed shares. The address of the Company’s directors and executive officers is 14313 N. May Avenue, Suite 100, Oklahoma City, Oklahoma 73134.
(2) Beneficial ownership is determined in accordance with the SEC’s rules. In computing percentage ownership of each person, shares of Common Stock subject to options held by that person that are currently exercisable, or exercisable within 60 days of the Record Date, are deemed to be beneficially owned. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The percentage of shares beneficially owned is based on 20,146,566 shares of Common Stock outstanding as of the Record Date. Unless otherwise indicated, all amount exclude shares issuable upon the exercise of outstanding options that are not exercisable as of the Record Date or exercisable within 60 days of the Record Date.
(3) Includes 8,046,023 shares of Common Stock held by CD Holding, L.L.C. and 810,957 shares of Common Stock held in an IRA for Mr. Davidson. Mr. Davidson is the sole member of CD Holding, L.L.C. Mr. Davidson is the Chairman and controlling member of Wexford Management, L.L.C. In addition, the amount includes 3,479,292 shares of Common Stock owned by the following investment funds (the “Wexford Entities”) that are affiliated with Wexford Management: Wexford Special Situations 1996, L.P.; Wexford Special Situations 1996 Institutional, L.P.; Wexford Special Situations 1996, Limited; Wexford-Euris Special Situations 1996, L.P.; Wexford Spectrum Investors, L.L.C.; Wexford Capital Partners II, L.P.; Wexford Overseas Partners I, L.P. Includes 7,240,331 shares of Common Stock issuable upon the exercise of warrants that, as of the Record Date, were exercisable owned by the following investment funds that are affiliated with Wexford Management: Wexford Special Situations 1996, Limited; Wexford-Euris Special Situations 1996, L.P.; Wexford Spectrum Investors, L.L.C.; Wexford Capital Partners II, L.P.; Wexford Overseas Partners I, L.P. Mr. Davidson disclaims beneficial ownership of the 3,479,292 shares of Common Stock and warrants to purchase 7,240,331 shares of Common Stock owned by the Wexford Entities.

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(4) Includes 1,447,070 shares of Common Stock held of record by Liddell Investments, L.L.C. Mr. Liddell is the sole member of Liddell Investments, L.L.C. Includes 590,010 shares of Common Stock held of record by certain family members of Mr. Liddell. Also includes 457,270 shares of Common Stock issuable upon the exercise of options that, as of the Record Date, were exercisable or exercisable within 60 days of the Record Date.
(5) Represents 20,000 shares of Common Stock issuable upon the exercise of stock options that, as of the Record Date, were exercisable or exercisable within 60 days of the Record Date.
(6) Represents 20,000 shares of Common Stock issuable upon the exercise of stock options that, as of the Record Date, were exercisable or exercisable within 60 days of the Record Date.
(7) Represents 20,000 shares of Common Stock issuable upon the exercise of stock options that, as of the Record Date, were exercisable or exercisable within 60 days of the Record Date.
(8) Represents 20,000 shares of Common Stock issuable upon the exercise of stock options that, as of the Record Date, were exercisable or exercisable within 60 days of the Record Date.
(9) Represents 10,000 shares of Common Stock issuable upon the exercise of stock options that, as of the Record Date, were exercisable or exercisable within 60 days of the Record Date.

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DIRECTOR COMPENSATION

Members of the Company’s board of directors who are also officers or employees of the Company do not receive compensation for their services as directors. The Company pays its non-employee directors a monthly retainer of $1,000 and a per meeting attendance fee of $500 and reimburses all ordinary and necessary expenses incurred in the conduct of the Company’s business.

EXECUTIVE COMPENSATION

The following table sets forth the compensation information earned during 2004, 2003 and 2002 by the Chief Executive Officer and by the two other most highly compensated executive officers of the Company whose annual salary and bonus exceeded $100,000 (the “named executives”), in all capacities in which they served during that period.

Name and Principal Position	Year	Annual Compensation (1)		All Other Compensation (2)
		Salary	Bonus
Mike Liddell	2004	$224,184	$29,108	$22,423
Chief Executive Officer	2003	218,566	24,000	19,500
	2002	200,000	24,000	19,142

Michael Moore	2004	$128,813	$17,138	$8,757
Vice President & Chief Financial Officer	2003	105,000	13,800	7,128
	2002	105,000	23,800	8,094

(1) Amounts shown include cash and non-cash compensation earned and received by the named executives as well as amounts earned but deferred at their election. The Company  provides various perquisites to certain employees, including the named executives. In each case, the aggregate value of the perquisite provided to the named executives did not exceed 10% of such named executive’s total annual salary and bonus.

(2) Amounts for Mike Liddell include the Company’s matching 401(k) plan contributions of $15,198, $12,000, and $13,717during 2004, 2003 and 2002 respectively and life insurance premium payments of $7,225, $7,500 and $5,425 during 2004, 2003 and 2002 respectively. Amounts for Michael Moore represent the Company’s matching 401(k) plan contributions during each of the indicated years.

Stock Options

No options were granted to the named executive officers during 2004. The following table sets forth the number of unexercised options held by named executives as of December 31, 2004. No options were exercised by named executives in 2004, 2003 or 2002.

	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In the Money Options Year End
Name	Exercisable(1)	Un-exercisable	Exercisable(2)	Unexercisable

Mike Liddell	457,270	-	$576,160	-
Mike Moore	10,000	-	12,600	-

(1)	These options are exercisable at $2.00 per share.

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(2)
Value for “in the money” options represents the positive spread between the exercise price of $2.00 per share and the closing price of the shares of Common Stock of $3.26 per share as reported by the NASD OTC Bulletin Board on December 30, 2004.

Employment Agreements

In June 2003, the Company renewed a five year employment agreement with its Chief Executive Officer, Mike Liddell. The employment agreement provides an annual base salary of $200,000 adjusted for cost of living increases. The employment agreement contains a change of control provision which guarantees Mr. Liddell one-year salary upon the occurrence of a change of control in the Company.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth certain information, as of December 31, 2004, with respect to all compensation plans previously approved by the Company’s security holders which consists of the Company’s 1999 Stock Option Plan. Amounts below do not include shares issuable under the Company’s 2005 Stock Incentive Plan. The Company does not have any equity compensation plans which have not been approved by the Company’s security holders.

	Number of Securities To be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Far Left Column)
Equity compensation plans approved by security holders	627,337 (1)	$2.00	-- (1)
Equity compensation plans not approved by security holders	--	--	--
Total	627,337	$2.00	--

__________________

(1)  No additional securities will be issued under the Company’s 1999 Stock Option Plan other than upon the exercise of options that are outstanding.

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ADOPTION OF THE GULFPORT ENERGY CORPORATION

2005 STOCK INCENTIVE PLAN

The Company’s board of directors and a majority of the stockholders of the Company have approved the 2005 Stock Incentive Plan. The purpose of the Plan is to enable the Company, and any of its affiliates, to attract and retain the services of the types of employees, consultants and directors who will contribute to the Company’s long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of the Company’s stockholders. The Plan provides a means by which eligible recipients of awards may be given an opportunity to benefit from increases in value of the Common Stock of the Company through the granting of one or more of the following awards: (1) incentive stock options and (2) nonstatutory stock options.

Summary of the Terms of the Plan

The following is a summary of the principal terms and provisions of the Plan. The full text of the Plan is attached to this information statement as Appendix A. Please refer to Appendix&NBSP;A for a more complete description of the terms of the Plan.

Eligibility. Eligible award recipients are employees, consultants, and directors of the Company and its affiliates. Incentive stock options may be granted only to employees of the Company. Awards other than incentive stock options may be granted to employees, consultants and directors.

Shares Subject to the Plan. The shares that may be issued pursuant to awards consist of the Company’s authorized but unissued Common Stock, and the maximum aggregate amount of such Common Stock which may be issued upon exercise of all awards under the Plan, including incentive stock options, may not exceed 1,404,606 shares, subject to certain adjustments, less 627,337 shares, the total number of shares underlying options granted to employees prior to the adoption of this Plan and outstanding on the effective date (“Prior Outstanding Options”) under the Company’s 1999 Stock Option Plan (the “1999 Plan”). No employee may be granted options covering more than 650,000 shares of Common Stock during any calendar year.

If prior to the termination of the Plan, a Prior Outstanding Option expires, is forfeited, cancelled or terminated for any reason without having been exercised in full, the shares subject to such expired, forfeited, cancelled or terminated Prior Outstanding Option will again be available for purposes of the Plan. The number of shares of Common Stock which may be issued upon the exercise of awards under the Plan will be increased by the number of shares of Common Sock underlying such expired, forfeited or terminated Prior Outstanding Options. However, the maximum number of shares reserved for the grant of options available under the Plan (including incentive stock options) may not exceed 1,404,606 shares. Awards for fractional shares of Common Stock may not be issued under the terms of the Plan. If any award under the Plan expires or otherwise terminates, in whole or in part, without having been exercised in full, the shares of Common Stock withheld from issuance under such award will become available for future issuance under the Plan. If shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, such shares will become available for future awards. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

Options. The Company may grant incentive stock options and nonstatutory stock options under the Plan. The Company may grant incentive stock options under the Plan to any person employed by us or by any of our affiliates. The exercise price for incentive stock options granted under the Plan may not be less than 100% of the fair market value of the Common Stock on the option grant date unless such option is granted pursuant to an assumption or substitution for another option satisfying the provisions of Section 424(a) of the Internal Revenue Code of 1986 (the “Code”). Employees who own more than 10% of the Company’s outstanding Common Stock may not be granted an incentive stock option unless the exercise price of such option is at least 110% of the fair market value of the Common Stock at the date of grant and the option is not exercisable after the expiration of five years from the date of grant. To the extent that the aggregate fair market value at the time of grant of Common Stock with respect to which incentive stock options are exercisable for the first time by any optionholder during any calendar year (under all plans of the Company and its affiliates) exceeds $100,000, the options or portions thereof which exceed such limit will be treated as nonstatutory stock options. The Plan also provides for grants of nonstatutory stock options to any officers, employees, directors or consultants performing services for the Company or its affiliates. The exercise price for nonstatutory stock options granted under the Plan may not be less than 35% of the fair market value of the Common Stock on the

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option grant date unless such option is granted pursuant to an assumption or substitution for another option satisfying the provisions of Section 424(a) of the Code. The options will generally vest in the manner determined by the administrator of the Plan and as set forth in specific stock option agreements which may be in periodic installments, based upon the achievement of performance or other criteria, or upon a change of control. It is contemplated that option grants normally will specify an exercise price that is not less than fair market value. The Plan specifies additional restrictions applicable to options with an exercise price that is less than fair market value at the date of grant. All options granted under the Plan with a per share exercise price equal to the fair market value of a share on the date of grant shall generally be deemed to have been intended to be “qualified performance-based compensation” for purposes of section 162(m) of the Code.  In addition, an option may also qualify as “performance-based” if vesting is subject to the attainment of any of the performance goals set forth in the Plan. Options granted under the Plan will generally terminate on the tenth anniversary of the date of grant. The purchase price of stock acquired pursuant to the exercise of an option may be paid either in cash at the time of purchase, or in the discretion of the administrator, with Common Stock held by the participant for at least six months prior to the exercise or through a “cashless exercise” procedure that is acceptable to the administrator in its full discretion, to the extent such procedure does not violate applicable law or, subject to applicable law, in any other form of legal consideration that may be acceptable to the administrator in its discretion.

Unless otherwise provided in an option agreement or in an employment agreement the terms of which have been approved by the administrator, in the event of a termination of a optionholder’s employment (other than upon the optionholder’s termination for cause, death or disability), the optionholder may exercise his or her option (to the extent that the optionholder was entitled to exercise such option as of the date of termination) but only within such period ending on the earlier of (1) the date three months following the termination of the employment or (2) the expiration of the term of the option as set forth in the option agreement. If, after termination, the optionholder does not exercise his or her option within the time specified in the option agreement, the option will terminate. Unless otherwise provided in an option agreement, in the event an optionholder’s termination of employment due to disability or death, the options may be exercised (to the extent the optionholder was entitled to exercise such option as of the date of termination), but only within such period of time ending on the earlier of (1) twelve months following such termination or (2) the expiration of the term of the option as set forth in the option agreement. Outstanding options that are not exercisable at the time a termination of a optionholder’s employment for any reason (including upon the optionholder’s death or disability) will be forfeited and expire at the close of business on the date of such termination. In the event of termination for cause, all outstanding options, whether or not exercisable will be forfeited and expire as of the beginning of business on the date of such termination.

Transferability. Incentive stock options are not transferable except by will or by the laws of descent and distribution and may be exercised during the lifetime of the optionholder only by the optionholder. Notwithstanding the foregoing, the optionholder may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionholder, may thereafter be entitled to exercise the option. A nonstatutory stock option may, in the sole discretion of the administrator, be transferable to a permitted transferee upon written approval by the administrator to the extent provided in the option agreement. A permitted transferee includes: (1) a transfer by gift or domestic relations order to a member of the optionholder’s immediate family, any person sharing the optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the optionholder) control the management of assets, and any other entity in which these persons (or the optionholder) own more than 50% of the voting interests; (2) third parties designated by the administrator in connection with a program established and approved by the administrator pursuant to which participants may receive a cash payment or other consideration in consideration for the transfer of such nonstatutory stock option; and (3) such other transferees as may be permitted by the administrator in its sole discretion. If the nonstatutory stock option does not provide for transferability, then the nonstatutory stock option will not be transferable except by will or by the laws of descent and distribution and may be exercised during the lifetime of the optionholder only by the optionholder. Notwithstanding the foregoing, the optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionholder, may thereafter be entitled to exercise the option.

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Administration. The Plan will be administered by the board of directors of the Company unless and until the board delegates administration to a committee consisting of one or more members of the board. The administrator will have the general authority to construe and interpret the Plan and apply its provisions. The administrator’s specific powers under the Plan include, but are not limited to: (1) determining when awards are to be granted under the Plan, (2) selecting, subject to the limitations set forth in the Plan, those participants to whom awards shall be granted, (3) prescribing the terms and conditions of each award, and (4) determining the number of shares of Common Stock to be made subject to each award, and amending the terms of any outstanding award, including the ability to change the exercise price of an outstanding award. All decisions made by the administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the participants.

Capitalization Adjustments. In the event that any change in the capitalization of the Company affects its Common Stock (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or similar corporate transaction) such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Plan, the administrator will proportionally adjust any or all of (1) the aggregate number of shares of Common Stock or class of shares which may be purchased pursuant to awards granted hereunder; (2) the aggregate number of shares of Common Stock or class of shares which may be purchased pursuant to incentive stock options granted hereunder; (3) the number and/or class of shares of Common Stock covered by outstanding options and awards; (4) the maximum number of shares of stock with respect to which options may be granted to any single optionee during any calendar year; and (5) the exercise price of any stock option in effect prior to such change to reflect any increase or decrease in the number of issued shares of Common Stock or change in the fair market value of such Common Stock resulting from such transaction. Any fractional shares resulting from such an adjustment shall be eliminated.

Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding awards will terminate immediately prior to such event.

Change in Control. In the event of a change of control, the administrator in its discretion may provide for an acceleration of vesting and exercisability in the terms of any option agreement. A change of control under the Plan is (1) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization or the sale of stock of the Company, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation, reorganization or sale of stock is owned, directly or indirectly, by persons who were not stockholders of the Company immediately prior to such merger, consolidation, reorganization or sale of stock; provided, however, that in making the determination of ownership by the stockholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as stockholders of another party to the transaction shall be disregarded; (2) incumbent directors cease for any reason to constitute at least a majority of the board; or (3) the sale, transfer or other disposition of all or substantially all of the Company’s assets; provided, however, a transaction shall not constitute a change of control if: (a) its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction or (b) it constitutes an initial public offering or a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a national market security on an interdealer quotation system.

In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the surviving entity; or a reverse merger in which the Company is the surviving entity, but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, the Plan provides that the Company, to the extent permitted by applicable law, but otherwise in the sole discretion of the administrator, may provide for: (1) the continuation of outstanding awards by the Company (if the Company is the surviving entity); (2) the assumption of the Plan and such outstanding awards by the surviving entity or its parent; (3) the substitution by the surviving entity or its parent of awards with substantially the same terms for such outstanding awards and, if appropriate, subject to certain equitable adjustment provisions; (4) the cancellation of such outstanding awards in consideration for a payment equal in value to the fair market value of vested awards, or in the case of an option, the difference between the fair market value and the exercise price for all shares of Common Stock subject to exercise (i.e., to the extent vested) under any outstanding stock option; or (5) the cancellation of such outstanding awards without payment of any consideration. If such awards would be canceled without consideration for vested awards, the participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the administrator provides the award holder a notice of cancellation, to exercise such awards in whole or in part without regard to any installment exercise provisions in the option agreement.
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Amendment of the Plan and Awards. At any time, and from time to time, the board may amend or terminate the Plan. However, except in the case of adjustments upon changes in Common Stock, no amendment may be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any applicable law or any Nasdaq or securities exchange listing requirements. At the time of such amendment, the board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval. Rights under any award granted before amendment of the Plan may not be impaired by any amendment of the Plan unless the participant consents in writing to such amendment. However, a cancellation of an award where the participant receives a payment equal in value to the fair market value of the vested award or, in the case of vested options, the difference between the fair market value and the exercise price, shall not be an impairment of the participant’s rights that requires consent.

Federal Income Tax Consequences

The following general discussion of federal income tax consequences is based upon current statutes, regulations, and interpretations. It does not purport to be complete discussion of the federal income tax consequences of the Plan, nor does it describe the consequences of state, local or foreign tax laws which may be applicable. Accordingly, any participant receiving a grant under the Plan should consult with his or her own tax adviser. Reference should be made to the applicable provisions of the Code.

Stock Options. Under existing federal income tax provisions, a participant who receives a nonqualified stock option or an incentive stock option will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes upon the grant of an option. On exercise of an incentive stock option, the holder will not recognize any income and the Company will not be entitled to a deduction. However, the amount by which the fair market value of the shares on the exercise date of an incentive stock option exceeds the purchase price generally will constitute an item of adjustment for alternative minimum tax purposes and may therefore result in alternative minimum tax liability to the option holder. Generally, upon exercise of a nonqualified stock option, the excess of the fair market value of Common Stock on the date of exercise over the exercise price will be taxable as ordinary income to the optionee. Subject to any deduction limitation under section 162(m) of the Code (which is discussed below), the Company will be entitled to a federal income tax deduction in the same amount and at the same time as (1) the optionee recognizes ordinary income, or (2) if the Company complies with applicable income reporting requirements, the optionee should have reported the income. An optionee’s subsequent disposition of shares acquired upon the exercise of a non-qualified option will ordinarily result in capital gain or loss.

The disposition of shares acquired upon exercise of an incentive stock option will ordinarily result in capital gain or loss. However, if the holder disposes of shares acquired upon exercise of an incentive stock option within two years after the date of grant or one year after the date of exercise (a “disqualifying disposition”), the holder will generally recognize ordinary income, in the amount of the excess of the fair market value of the shares on the date the option was exercised over the option exercise price. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the option will generally be capital gain. The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by a holder.

If an option is exercised through the use of shares previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if the option is an incentive stock option, and the previously owned shares were acquired on the exercise of an incentive stock option or other tax-qualified stock option, and the holding period requirement for those shares is not satisfied at the time they are used to exercise the option, such use will constitute a disqualifying disposition of the previously owned shares resulting in the recognition of ordinary income in the amount described above.

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Special rules may apply in the case of an optionee who is subject to Section 16 of the Exchange Act.

Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by Company on the last day of the taxable year, but does allow a deduction for “performance-based compensation,” the material terms of which are disclosed to and approved by the stockholders. The Company has structured and intends to implement and administer the Plan so that compensation resulting from nonstatutory option exercises, including options vesting in accordance with certain specified performance goals can qualify as “performance-based compensation.” The administrator, however, has the discretion to grant awards with terms that will result in the awards not constituting performance-based compensation. To allow the Company to qualify awards as “performance-based compensation,” the Company has obtained stockholder approval of the Plan.

Section 280G. Under certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions with respect to other awards in connection with a change of control might be deemed an “excess parachute payment” for the purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code. to the extent it is so considered, the grantee may be subject to a 20% excise tax and the Company may be denied a federal income tax deduction.

Section 409A. Effective January 1, 2005, Section 409A of the Code imposes new requirements on nonqualified deferred compensation, including restrictions on (1) the timing of elections to defer; (2) the timing of distributions; and (3) restrictions on the ability of the employer or the participant to accelerate the timing of distributions. Nonqualified deferred compensation arrangements that do not satisfy these requirements are currently includible in gross income to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount also is subject to interest and an additional income tax. The interest imposed is equal to the interest at the underpayment rate plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture. The additional income tax is equal to 20 percent of the compensation required to be included in gross income. Subject to certain exceptions, the grant of a stock option, stock appreciation right or other equity-based compensation may provide for a deferral of compensation subject to Section 409A. The new rules apply to nonqualified deferred compensation awards granted on or after January 1, 2005 and will apply to nonqualified deferred compensation awards granted prior to 2005 that are not vested by December 31, 2004 and may apply to vested awards that are modified after such date.

The grant of an incentive stock option does not constitute a deferral of compensation. A nonstatutory stock option does not provide for a deferral of compensation if: (1) the exercise price may never be less than the fair market value of the underlying stock on the date the option is granted, (2) the receipt, transfer or exercise of the option is subject to taxation under Section 83 of the Code, and (3) the option does not include any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the option. If under the terms of the option, the amount required to purchase the stock is or could become less than the fair market value of the stock on the date of grant, the grant of the stock option may provide for the deferral of compensation subject to Section 409A. To the extent an arrangement grants the recipient a right other than to purchase stock at a defined price and such additional rights allow for the deferral of compensation (for example, tandem arrangements involving options and stock appreciation rights), the entire arrangement provides for the deferral of compensation.

An award provides for the deferral of compensation only if the Participant has a legally binding right during a taxable year to compensation that is not subject to a substantial risk of forfeiture, and that, pursuant to the terms of the plan, is payable to (or on behalf of) the Participant in a later year (more than 2-1/2 months after the end of the year in which the Participant has a legal right to such vested compensation). Section 409A provides certain transition rules and exceptions. Guidance under Section 409A also permits plans and awards to be amended during 2005 to comply with the new requirements. The Company has included certain provisions in the Plan and the form of option agreement that are intended to comply with the requirements of Section 409A in the event an option is determined to constitute nonqualified deferred compensation. However, the Company does not represent or warrant that awards under the plan will satisfy the requirements of Section 409A. Participants are encouraged to consult with their individual tax advisors regarding the tax consequences of awards under the plan and the application of Section 409A.

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Dissenter’s Rights of Appraisal

The Company’s stockholders have no rights to appraisal of their shares of Common Stock or other rights to dissent under Delaware law, the Company’s Certificate of Incorporation or Bylaws in connection with the matters discussed in this Information Statement.

Grant of Stock Options under the 2005 Stock Incentive Plan

On January 24, 2005, the board of directors of the Company granted the following named executive officers the following number of stock options under the Plan at an exercise price of $3.36 per share, which represents the closing price per share of the Company’s Common Stock on the NASD OTC Bulletin Board on January 24, 2005.

Executive Officer	Options

Mike Liddell Chief Executive Officer	457,270

Michael Moore Vice President and Chief Financial Officer	10,000

Executive Group	487,270

Non-Executive Director Group	80,000

Non-Executive Officer Employee group	129,999

These grants were issued pursuant to standard stock option agreements under the Plan which have been attached as exhibits to a current report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 18, 2005. The Company anticipates that the shares of Common Stock to be awarded under the Plan or to be issued upon the exercise of options granted under the Plan will be registered pursuant to a Registration Statement on Form S-8 filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

Additional information concerning the Company, including its annual and quarterly reports on Forms 10-KSB and 10-QSB, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives at www.sec.gov.

By the Order of the Board of Directors
/s/ Joel McNatt
Joel McNatt
Secretary

April 28, 2005
Oklahoma City, Oklahoma

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APPENDIX A

2005 STOCK INCENTIVE PLAN

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GULFPORT ENERGY CORPORATION

2005 STOCK INCENTIVE PLAN

1. Purpose; Eligibility.

1.1. General Purpose. The name of this plan is the Gulfport Energy Corporation 2005 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to enable Gulfport Energy Corporation, a Delaware corporation (the “Company”), and any Affiliate to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company’s long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

1.2. Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates.

1.3. Available Awards. The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of one or more of the following Awards: (a) Incentive Stock Options and (b) Nonstatutory Stock Options.

2. Definitions.

2.1. “Administrator” means the Board or the Committee appointed by the Board in accordance with Section 3.5.

2.2. “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3. “Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option and a 409A Award.

2.4. “Board” means the Board of Directors of the Company.

2.5. “Cause” means if the Participant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition therein contained, or, if no such agreement exists, it shall mean (a) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (b) conduct tending to bring the Company into substantial public disgrace, or disrepute, or (c) gross negligence or willful misconduct with respect to the Company or an Affiliate. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

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2.6. “Change in Control” shall mean:

(a)   The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization or the sale of stock of the Company, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity’s securities outstanding immediately after such merger, consolidation, reorganization or sale of stock is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation, reorganization or sale of stock; provided, however, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded;

(b)   Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

(c)   The sale, transfer or other disposition of all or substantially all of the Company’s assets.

(d)   A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(e)   A transaction shall not constitute a Change in Control if it constitutes an initial public offering or a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a national market security on an interdealer quotation system.

2.7. “Code” means the Internal Revenue Code of 1986, as amended.

2.8. “Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.5.

2.9. “Common Stock” means the par value $0.01 per share common stock of the Company.

2.10. “Company” means Gulfport Energy Corporation, a Delaware corporation.

2.11. “Consultant” means any person, including an advisor, (a) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for   such services or who provides bona fide services to the Company or an Affiliate pursuant to a written agreement or (b) who is a member of the Board of Directors of an Affiliate; provided that, except as otherwise permitted in Section 5.4(b) hereof, such person is a natural person and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

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2.12. “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Administrator or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

2.13. “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

2.14. “Date of Grant” means the date on which the Administrator adopts a resolution expressly granting an Award to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

2.15. “Director” means a member of the Board of Directors of the Company.

2.16. “Disability” means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator. Except in situations where the Plan Administrator is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Code Section 22(e)(3), the Plan Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.17. “Effective Date” shall mean January 24, 2005.

2.18. “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.19. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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2.20. “Fair Market Value” means, as of any date, the value of the Common Stock as determined in good faith by the Administrator as follows: (i) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“Nasdaq”), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported; (ii) if the Common Stock is admitted to trading on a national securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market, the Fair Market Value on any date shall not be less than the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding the date for such a sale was reported; or (iii) in the absence of an established market for the Common Stock, the Fair Market Value determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

2.21. “409A Award” means an Award that is considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code and Section 7 of this Plan.

2.22. “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.23. “Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.24. “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

2.25. “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

2.26. “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

2.27. “Officer” means (a) before the Listing Date, any person designated by the Company as an officer and (b) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

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2.28. “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.29. “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.30. “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.31. “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(3).

2.32. “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.33. “Plan” means this Gulfport Energy Corporation 2005 Stock Incentive Plan.

2.34. “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.35. “SEC” means the Securities and Exchange Commission.

2.36. “Securities Act” means the Securities Act of 1933, as amended.

2.37. “Surviving Entity” means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the entity existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the shareholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the shareholders owned immediately before the merger, consolidation or similar transaction as shareholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

2.38. “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

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3. Administration.

3.1. Administration by Board. The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3.4 (the group that administers the Plan is referred to as the “Administrator”).

3.2. Powers of Administrator. The Administrator shall have the power and authority to select and grant to Participants, Awards pursuant to the terms of the Plan.

3.3. Specific Powers. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (iv) to determine when Awards are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (vi) to determine the number of shares of Common Stock to be made subject to each Award; (vii) to determine whether each Stock Option is to be an ISO or a Non-Statutory Stock Option; (viii) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment, vesting provisions and other provisions, and to specify the provisions of the Option Agreement relating to such grant or sale; (ix) to amend any outstanding Awards for the purpose of modifying the time or manner of vesting, the exercise price, subject to applicable legal restrictions; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award, such amendment shall also be subject to the Participant’s consent (provided, however, a cancellation of an Award where the Participant receives a payment equal in value to the difference between the Fair Market Value of the Common Stock subject to a Stock Option and the exercise price, shall not be an impairment of the Participant’s rights that requires consent); (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

3.4. Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

3.5. The Committee.

(a) General. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board. The term “Committee” shall apply to any person or persons to whom authority for administration of the Plan has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Plan Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

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(b) Committee Composition when Common Stock is Publicly Traded. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Rights to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

3.6. Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator’s consultants shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

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4. Shares Subject to the Plan.

4.1 Share Reserve. Subject to the provisions of Section 11.1 relating to adjustments upon changes in Common Stock, the shares that may be issued pursuant to Awards shall consist of the Company’s authorized but unissued Common Stock, and the maximum aggregate amount of such Common Stock which may be issued upon exercise of all Awards under the Plan, including Incentive Stock Options, shall not exceed One Million Four Hundred Four Thousand Six Hundred Six (1,404,606) shares less 627,337, the total number of shares underlying options granted to Employees prior to the adoption of this Plan and outstanding on the Effective Date under the Gulfport Energy Corporation 1999 Stock Option Plan (“Prior Outstanding Options”). If, prior to the termination of the Plan, a Prior Outstanding Option shall expire, be forfeited, cancelled or terminate for any reason without having been exercised in full, the shares subject to such expired, forfeited, cancelled or terminated Prior Outstanding Options shall again be available for purposes of the Plan and the number of shares of Common Stock which may be issued upon the exercise of Awards under the Plan shall be increased by the number of shares of Common Stock underlying such expired, forfeited or terminated Prior Outstanding Options. In no event, however, will the maximum aggregate amount of Common Stock which may be issued upon exercise of all Awards under the Plan, including Incentive Stock Options, exceed 1,404,606 shares of Common Stock, subject to adjustment in accordance with Section 11.1 hereof. Awards for fractional shares of Common Stock may not be issued under the terms of the Plan.

4.2 Reversion of Shares to the Share Reserve. If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock withheld from issuance under such Award shall revert to and again become available for issuance under the Plan. If shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, such shares shall again be available for the purposes of the Plan.

4.3 Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Date of Grant and the Option is not exercisable after the expiration of five (5) years from the Date of Grant.

5.3 Section 162(m) Limitation. Subject to the provisions of Section 11.1 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than Six Hundred Fifty Thousand (650,000) shares of Common Stock during any calendar year. This Section 5.3 shall not apply prior to the Listing Date and, following the Listing Date, this Section 5.3 shall not apply until (a) the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 4.1); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; or (iv) the first meeting of shareholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (b) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

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5.4 Consultants.

(a) Prior to the Listing Date, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

(b) From and after the Listing Date, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (1) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (2) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

5.5 Directors. Each Director of the Company shall be eligible to receive discretionary grants of Awards under the Plan.

6. Option Provisions. Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code and Section 7 of the Plan. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

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6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than thirty-five percent (35%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.4  Consideration.

(a) The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by certified or bank check at the time the Option is exercised or (ii) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the exercise price may be paid: (1) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) that have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock For Stock Exchange”); (2) during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a “Cashless Exercise”); (3) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note. However, if there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the forgoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), a Cashless Exercise, exercise with a promissory note or other transaction by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or an Affiliate in violation of section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C. § 78m(k)) shall be prohibited with respect to any Award under this Plan.

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6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option may, in the sole discretion of the Administrator, be transferable to a permitted transferee upon written approval by the Administrator to the extent provided in the Option Agreement. A permitted transferee includes: (1) a transfer by gift or domestic relations order to a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (2) third parties designated by the Administrator in connection with a program established and approved by the Administrator pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of such Nonstatutory Stock Option; and (3) such other transferees as may be permitted by the Administrator in its sole discretion. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting Generally. The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Administrator in its discretion may provide for an acceleration of vesting and exercisability in the terms of any Option Agreement in the event a Change in Control occurs.

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6.8 Termination of Continuous Service. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three (3) months following the termination of the Optionholder’s Continuous Service, or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. Outstanding Options that are not exercisable at the time an Optionholder’s Continuous Service terminates for any reason (including upon the Optionholder’s death or Disability) shall be forfeited and expire at the close of business on the date of such termination.

6.9 Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Option Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date twelve (12) months following such termination or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Option Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date twelve (12) months following the date of death or (b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

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6.12 Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. In such case, the shares of Common Stock acquired on exercise shall be subject to the vesting schedule that otherwise would apply to determine the exercisability of the Option. Any unvested shares of Common Stock so purchased may be subject to any other restriction the Administrator determines to be appropriate.

6.13 Reload Options. At the discretion of the Administrator, the Option may include a “reload” feature pursuant to which an Optionholder exercising an option by the delivery of a number of shares of Common Stock in accordance with Section 6.4 hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Common Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Administrator may provide) to purchase that number of shares of Common Stock equal to the number delivered in a Stock For Stock Exercise of the original Option.

6.14 Section 409A Limitation. Each Option shall include a provision whereby, notwithstanding any provision of the Plan or the Option Agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under section 409A of the Code, in accordance with Section 7 hereof, in the event any Award under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code.

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7. Additional Conditions Applicable to Nonqualified Deferred Compensation Under Section 409A of the Code. In the event any Award under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified and deemed a new grant at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (a “409A Award”), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any Option Agreement.

7.1 Exercise. No 409A Award shall be exercisable earlier than upon one of the following:

(a) Specified Time. A specified time or a fixed schedule set forth in the Option Agreement, but not later than after the expiration of ten (10) years from the Date of Grant. If the Option Agreement does not specify a fixed time or schedule, such time shall be the date that is the fifth anniversary of the Date of Grant.

(b) Separation from Service. Separation from service (within the meaning of Section 409A of the Code) by the 409A Award recipient; provided however, if the Optionholder is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s stock is publicly traded on an established securities market or otherwise, exercise under this Section 7.1(b) may not be made before the date which is six months after the date of separation from service.

(c) Death. The date of death of the Optionholder.

(d) Disability. The date the Optionholder becomes disabled (within the meaning of Section 7.4(b) hereof).

(e) Unforeseeable Emergency. The occurrence of an unforeseeable emergency (within the meaning of Section 7.4(c) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Common Stock that become exercisable do not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the participant’s other assets (to the extent such liquidation would not itself cause sever financial hardship).

(f) Change in Control Event. The occurrence of a Change in Control Event (within the meaning of Section 7.4(a) hereof), including the Company’s discretionary exercise of the right to accelerate such Option upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event.

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7.2 Term. Notwithstanding anything to the contrary in this Plan or the terms of any Option Agreement, the term of any 409A Award shall expire and no longer be exercisable on the date that is the later of: (a) 2-1/2 months after the end of the Company’s taxable year in which the Option first becomes exercisable pursuant to Section 7.1 hereof and is not subject to a substantial risk of forfeiture; or (b) 2-1/2 months after the end of the Optionholder’s taxable year in which the Option first becomes exercisable pursuant to Section 7.1 hereof and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of ten (10) years from the date the Option was granted, or (ii) the term specified in the Option Agreement.

7.3 No Acceleration. A 409A Award may not be accelerated or exercised prior to the time specified in Section 7.1 hereof, except in the case of one of the following events:

(a) Domestic Relations Order. The Option may permit the acceleration of the exercise time or schedule to an individual other than the Plan Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(b) Conflicts of Interest. The Option may permit the acceleration of the exercise time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(c) Change in Control Event. The Administrator may exercise the discretionary right to accelerate such Option upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the Award for compensation.

7.4 Definitions. Solely for purposes of this Section 7 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in IRS Notice 2005-1, Q&A-11, Q&A-12, Q&A-13 and Q&A-14).

(b) “Disabled” means a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.

(c) “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

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8. Covenants of the Company.

8.1 Availability of Shares. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

8.2 Securities Law Compliance. Each Stock Option Agreement and Option Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Participant shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

10. Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11.1, hereof.

10.3 No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause, (b) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (c) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

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10.4 Transfer, Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

10.5 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

10.6 Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (a) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

10.7 Withholding Obligations. To the extent provided by the terms of an Option Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company or (d) by execution of a recourse promissory note.

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11. Adjustments Upon Changes in Stock.

11.1 Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), then (i) the aggregate number of shares of Common Stock or class of shares which may be purchased pursuant to Awards granted hereunder; (ii) the aggregate number of shares of Common Stock or class of shares which may be purchased pursuant to Incentive Stock Options granted hereunder; (iii) the number and/or class of shares of Common Stock covered by outstanding Options and Awards; (iv) the maximum number of shares of Stock with respect to which Options may be granted to any single Optionee during any calendar year; and (v) the exercise price of any Stock Option in effect prior to such change shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Common Stock or change in the Fair Market Value of such Common Stock resulting from such transaction; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. The Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.

11.2 Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

11.3 Change in Control - Asset Sale, Merger, Consolidation or Reverse Merger. In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the surviving entity, but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law, but otherwise in the sole discretion of the Administrator may provide for: (i) the continuation of outstanding Awards by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Awards by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Awards with substantially the same terms (including an award to acquire the same consideration paid to the shareholders in the transaction described in this Section 11.3) for such outstanding Awards and, if appropriate, subject to the equitable adjustment provisions of Section 11.1 hereof; (iv) the cancellation of such outstanding Awards in consideration for a payment equal in value to the Fair Market Value of vested Awards, or in the case of an Option, the difference between the Fair Market Value and the exercise price for all shares of Common Stock subject to exercise (i.e., to the extent vested) under any outstanding Stock Option; or (v) the cancellation of such outstanding Awards without payment of any consideration. If such Awards would be canceled without consideration for vested Awards, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Award holder a notice of cancellation, to exercise such Awards in whole or in part without regard to any installment exercise provisions in the Option Agreement.

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12. Amendment of the Plan and Awards.

12.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any applicable law or any Nasdaq or securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

12.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

12.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

12.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. However, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value and the exercise price, shall not be an impairment of the Participant’s rights that requires consent.

12.5 Amendment of Awards. The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment if (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. However, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value and the exercise price, shall not be an impairment of the Participant’s rights that requires consent.

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13. General Provisions.

13.1 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.2 Recapitalizations. Each Stock Option Agreement shall contain provisions required to reflect the provisions of Section 11.1.

13.3 Delivery. Upon exercise of an Option granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

13.4 Other Provisions. The Stock Option Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.

13.5 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two (2) years from the Date of Grant of such Incentive Stock Option or within one (1) year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14. Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Incentive Stock Option granted to any Employee or any Award granted to a Covered Employee may be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15. Termination or Suspension of the Plan. The Plan shall terminate automatically on January 23, 2015, but no later than the day before the 10th anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 12.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

16. Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

17. Execution. To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.

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[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, upon authorization of the Board of Directors, the undersigned has caused the Gulfport Energy Corporation 2005 Stock Incentive Plan to be executed effective as of the 24th day of January, 2005.

Gulfport Energy Corporation

By:	/s/ Mike Liddell
Mike Liddell
Chief Exective Officer

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